UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017 (March 1, 2017)

HOLLYFRONTIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01 in its entirety is a copy of a presentation to be presented by HollyFrontier Corporation (the “Company”) on March 1, 2017, at meetings with investors in Las Vegas, Nevada and to current and potential investors at other meetings throughout 2017.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Presentation by the Company to be presented on March 1, 2017, at meetings with investors in Las Vegas, Nevada.*

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

	By:	/s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and Chief Financial Officer

Dated: March 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation by the Company to be presented on March 1, 2017, at meetings with investors in Las Vegas, Nevada.*

*Furnished herewith.